                            STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made and entered into as of the 14th day of  November,  2006 by and among  BLONDER  TONGUE  LABORATORIES,
INC.,  a  Delaware  corporation  (the  "Company")  and  FERRIS,   BAKER,  WATTS,
INCORPORATED, a Delaware corporation ("Ferris Baker").

                                   BACKGROUND

     Pursuant to that certain Client Account  Agreement between Ferris Baker and
James H. Williams ("Williams") (the "Account Agreement"), Ferris Baker maintains an account on behalf of Williams (the "Account") in connection with the purchase and sale of  securities  by  Ferris  Baker on behalf  of,  and as  directed  by,
Williams.  Pursuant to Section 16 of such  Account  Agreement,  Ferris  Baker is authorized  to sell  any and all  securities  held  in  such  Account  when,  in connection within Ferris Baker's margin maintenance  requirements,  Ferris Baker deems it  necessary  for its  protection.  Williams is the legal and  beneficial owner of one million, two hundred ninety-three  thousand, one hundred fifty-four
(1,293,154)  shares  (the  "Shares")  of the common  stock,  $.001 par value per share, of the Company ("Stock") currently held in the Account.  Ferris Baker now desires to exercise its rights under the Account Agreement and to sell, transfer and assign,  on behalf of Williams,  the Shares to the Company,  and the Company
desires to purchase such Shares from Ferris Baker, acting on behalf of Williams, in accordance  with the terms and  conditions  set forth in this  Agreement (the
"Stock Purchase").

     NOW, THEREFORE,  intending to be legally bound, and in consideration of the premises,  mutual  covenants,  promises,  agreements and  undertakings,  and the representations  and warranties  contained  herein,  the parties hereto agree as follows:

     1. Sale of Shares.  Subject to the terms and  conditions  contained in this
Agreement, Ferris Baker, on behalf of Williams, hereby sells, transfers, assigns and delivers to the Company,  and the Company  hereby  purchases and accepts the
Shares, for the Purchase Price (as defined below).

     2. Purchase Price. The Company shall pay to Ferris Baker Seventy-Five Cents
($.75) per Share, for a total aggregate purchase price to be paid by the Company to Ferris Baker of Nine Hundred  Sixty-Nine  Thousand,  Eight Hundred Sixty-Five
Dollars and Fifty Cents ($969,865.50) (the "Purchase Price").

     3. Manner of Payment.  Immediately  following the execution and delivery of this  Agreement  and the  delivery of the Shares duly  endorsed  for transfer as contemplated  by Section 4 herein,  the  Company  shall pay to Ferris  Baker the
Purchase Price by wire transfer of immediately  available  funds pursuant to the following wire transfer instructions:

                           Wire Instructions: Bank of America, Wash., D.C.
                           ABA#: 026009593;
                           FBO FBW Acct: 002086629037
                           FFC: FBW Acct

     4. Deliveries by Ferris Baker. Concurrently with the execution and delivery of this Agreement,  Ferris Baker shall deliver, or cause to be delivered, to the
Company  any  and  all  stock  certificates   representing  the  Shares,   which
certificates  shall be duly endorsed to the Company by Williams with a medallion guarantee or accompanied by duly executed,  including medallion guarantee, stock transfer powers in form satisfactory to the Company.

     5.  Representations  of the  Company.  The Company  hereby  represents  and warrants to the Ferris Baker the following:

          (a) The Company has been duly incorporated, is validly existing and is in good standing under the laws of the State of Delaware.

          (b) The execution and delivery of this Agreement, and the consummation of the transactions  provided for herein, will not violate any agreement or commitment made by the Company, or any requirement binding on the Company.

          (c) All corporate  action  required by the Company in connection  with the execution of this Agreement and the  consummation  of the  transactions contemplated  hereby has been taken and the Company is fully  authorized to enter into and to perform its obligations under this Agreement.

          (d) This  Agreement  is binding on the Company and is  enforceable  in accordance with its terms.

          (e) The Company has not  employed  any broker or finder in  connection with the transactions provided for herein and is not otherwise obligated to pay any  broker's  or  finder's  fee or  commission  or similar  payment in connection therewith.

     6.  Representations  of Ferris Baker.  Ferris Baker hereby  represents  and warrants to the Company the following:

          (a) The Company has been duly incorporated, is validly existing and in good standing under the laws of the State of Delaware.

          (b)  Ferris  Baker has all  necessary  power and  authority  under the
     Account  Agreement and all applicable  provisions of law to sell the Shares on behalf of Williams,  to execute and deliver this  Agreement and to carry out its provisions.

          (c) To the best of Ferris  Baker's  knowledge,  as of the date hereof,
     Williams is the sole legal and  beneficial  owner of the  Shares,  free and clear of any charge,  claim,  condition,  lien,  option,  pledge,  security interest, right of first refusal or restriction of any kind and, except for the Account Agreement,  Williams is not a party to or bound by any options, calls,  contracts or  commitments  of any character  relating to the Shares including any agreement, instrument or understanding,  order or decree that would restrict the transfer by Ferris Baker,  on Williams'  behalf,  of the
     Shares pursuant to this Agreement. To the best of Ferris Baker's knowledge, upon  execution  and  delivery of this  Agreement,  Ferris Baker shall have transferred good title to such Shares to the Company, free and clear of all liens, charges, encumbrances and claims whatsoever.

          (d)  Ferris  Baker,  neither  on its  own  behalf  and nor  behalf  of
     Williams,  is a party to or  bound  by any  options,  calls,  contracts  or commitments  of  any  character  relating  to  the  Shares,  including  any agreement, instrument or understanding, order or decree that would restrict the transfer by Ferris Baker of the Shares pursuant to this Agreement.

          (e)  To the  extent  such  information  is  public,  Ferris  Baker  is knowledgeable  as to the business and results of operations of the Company, its financial position, and as to the fair value of the Shares,  including, without limitation,  the current trading prices of the Stock of the Company on the American Stock Exchange.

          (f) All corporate  action  required by Ferris Baker in connection with the execution of this Agreement and the  consummation  of the  transactions contemplated  hereby has been taken and Ferris Baker is fully authorized to enter into and to perform its obligations under this Agreement.

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          (g) This  Agreement is binding on Ferris Baker and is  enforceable  in accordance with its terms.

          (h) Ferris Baker has not  employed any broker or finder in  connection with the transactions provided for herein and is not otherwise obligated to pay any  broker's  or  finder's  fee or  commission  or similar  payment in connection therewith.

     7.  Indemnification  by Ferris  Baker.  Ferris Baker  agrees to  indemnify, defend and hold  harmless  the Company  from and against  all  demands,  claims, actions or causes of actions, assessments,  losses, damages, liabilities,  costs and expenses,  including without limitation  interest,  penalties and attorneys'
fees and expenses (collectively,  the "Liabilities"),  resulting from or arising
out  of  any   misrepresentation,   breach  of  representation  or  warranty  or
nonfulfillment  of any  agreement  or covenant on the part of Ferris Baker under this Agreement.

     8. Indemnification by the Company. The Company agrees to indemnify,  defend and hold harmless Ferris Baker from and against all  Liabilities  resulting from or arising out of any misrepresentation, breach of representation or warranty or non-fulfillment  of any  agreement or covenant on the part of the Company  under this Agreement.

     9. Survival of Representations.  Warranties and Covenants.  The warranties, representations  and  covenants  of the parties  will survive the closing of the transactions hereunder.

     10. Governing Provisions.

          (a) Each party to this  Agreement  agrees to perform any further  acts and execute and deliver any documents  that may be reasonably  necessary to carry out the provisions of this Agreement.

          (b) The provisions of this Agreement may be waived, altered,  amended, or  repealed,  in whole  or in part,  only on the  written  consent  of all parties to this Agreement.

          (c) This  Agreement  shall be  binding  upon  and  shall  inure to the benefit of the parties hereto and their respective successors and permitted assigns.

          (d) This Agreement  constitutes the entire agreement and understanding of the parties on the subject  matters  hereof and  supersedes  any and all prior and contemporaneous agreements and understandings of the parties.

          (e) It is intended that each section of this Agreement shall be viewed as separate and divisible  and, if any section shall be held to be invalid, the remaining  sections shall continue to be in full force and effect.  The headings of sections are for  convenience  only;  they are not part of this
     Agreement and shall not affect its interpretation.

          (f) This Agreement shall be construed in accordance with, and governed by,  the laws of the State of  Delaware,  without  regard  to such  State's conflicts of laws principles.

          (g) This Agreement may be executed in one or more  counterparts,  each of which  shall be  deemed an  original,  but all of which  together  shall constitute one and the same instrument.

          (h) No  failure  or  delay on the part of any  party to  exercise  any right,  power or remedy shall  operate as a waiver  thereof,  nor shall any single or partial exercise of any right, power or remedy preclude any other or further exercise thereof or of any other right, power, or remedy.

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          (i) Except as may otherwise be provided herein,  no party hereto shall be responsible  for the payment of any other party's  expenses  incurred in connection with this Agreement.

          (j) Each party  shall be  responsible  for  completing  and filing any regulatory filings that may be applicable to it, including, but not limited to, any filings with the Securities and Exchange Commission.

     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be duly executed and delivered on the date first above written.

                               FERRIS, BAKER, WATTS, INCORPORATED

                               By: /s/ Craig R. Hartman
                               Name: Craig R. Hartman
                               Title: Chief Financial Officer

                               BLONDER TONGUE LABORATORIES, INC.

                               By: /s/ James A. Luksch
                               Name:James A. Luksch
                               Title: Chief Executive Officer

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